UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 19, 2004




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



 Delaware                       1-9566                     95-4087449
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,  90401-1490
   (Address of principal executive offices)           (Zip Code)


     Registrant's telephone number, including area code: (310) 319-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act 917 CFR 240.13e-4(c))


                           Total number of pages is 4
                         Index to Exhibit is on Page 3.

ITEM 7.01.  REGULATION  FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of October 31, 2004 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

    99.0     Monthly Financial Data as of October 31, 2004 (Unconsolidated)

                               S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated November 19, 2004                     By:
                                               ----------------------
                                                   Douglas J. Goddard
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                                     Page

99.0     Monthly Financial Information as of October 31, 2004              4

                      First Federal Bank of California, fsb
                          MONTHLY REPORT OF OPERATIONS
                       Unconsolidated Financial Highlights
                                    Unaudited

                             (Dollars in thousands)

                                       As of, for the     As of, for the     As of, for the    As of, for the 10   As of, for the 10
                                       month ended        month ended        month ended       months ended        months ended
                                       October 31,        September 30,      October 31,       October 31,         October 31,
                                          2004              2004                 2003              2004                2003
                                          ----              ----                 ----              ----                ----

Cash and investment securities       $      309,447  $         314,765  $        123,858  $          309,447  $          123,858
Total assets                         $    6,714,227  $       6,438,539  $      4,595,776  $        6,714,227  $        4,595,776

LOANS:
Total mortgage-backed securities     $      103,560  $         105,811  $        146,215  $          103,560  $          146,215
Total loans, net                     $    6,104,738  $       5,825,939  $      4,185,893  $        6,104,738  $        4,185,893

Loans originated/purchased:
  Single family loans                $      301,572  $         379,448  $        181,141  $        2,278,261  $        1,382,592
  Multi-family loans                         62,639            107,537            38,533             515,907             390,128
  Commercial real estate loans                9,801              6,311             7,711              42,032              32,687
  Other                                       5,787              4,990             7,652              64,906              45,354
                                        ------------      -------------     -------------      --------------      --------------
                                     $      379,799  $         498,286  $        235,037  $        2,901,106  $        1,850,761
                                        ============      =============     =============      ==============      ==============

Percentage of ARMs originated:                 100%               100%               93%                 99%                 73%

Loan repayments:
  Single family loans                $       83,891  $          70,646  $         77,257  $          774,516  $          845,425
  Multi-family and commercial real
     estate loans                            18,389             71,639            79,627             382,902             554,963
  Other                                       3,012                309             2,006              37,027              45,072
                                        ------------      -------------     -------------      --------------      --------------
                                     $      105,292  $         142,594  $        158,890          $1,194,445  $        1,445,460
                                        ============      =============     =============      ==============      ==============

Loans sold                           $           --  $              --  $          2,543  $            3,297  $           83,791


Average rate on loans
   originated/purchased                       4.55%              4.50%             4.76%               4.46%               4.93%
Percentage of portfolio in
   adjustable rate loans                     89.96%             89.06%            76.83%              89.96%              76.83%
Non-performing assets
   to total assets                            0.03%              0.02%             0.10%               0.03%               0.10%

BORROWINGS:
Federal Home Loan Bank
   Advances                          $    2,584,500  $       2,576,200  $      1,469,000  $        2,584,500  $        1,469,000
Reverse
repurchase                           $      192,000  $         111,224  $        126,616  $          192,000  $          126,616
   agreements

DEPOSITS:
Retail deposits                      $    2,556,835  $       2,554,103  $      2,490,622  $        2,556,835  $        2,490,622
Wholesale deposits                          881,774            719,231            54,588             881,774              54,588
                                        ------------     --------------     -------------      --------------      --------------
                                     $    3,438,609  $       3,273,334  $      2,545,210  $        3,438,609  $        2,545,210
                                        ============     ==============     =============      ==============      ==============

Net increase (decrease)              $      165,275  $         173,401  $         22,324  $          881,184  $              176

AVERAGE INTEREST RATES:
Yield on loans                                4.54%              4.46%             5.29%               4.69%               5.58%
Yield on investments                          3.13%              2.89%             1.79%               2.70%               2.28%
Yield on earning assets                       4.47%              4.38%             5.21%               4.60%               5.48%
Cost of deposits                              1.52%              1.47%             1.38%               1.34%               1.60%
Cost of borrowings                            2.55%              2.53%             3.10%               2.53%               3.27%
Cost of money                                 1.98%              1.94%             2.03%               1.86%               2.23%
Earnings spread                               2.49%              2.44%             3.18%               2.74%               3.25%
Effective net spread                          2.57%              2.53%             3.30%               2.83%               3.39%